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                                                                      EXHIBIT 21


                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

Name of                             Country or State         Percentage of
Organization                        of Incorporation         Voting Interest
------------                        ----------------         ---------------
AAA WIRE PRODUCTS, INC.             Texas                         100%

AMERICAN INNERSPRING CO.            California                    100%

AMERICAN WOODWORKS, INC.            South Carolina                100%

B&C DIE CAST, INC.                  Arkansas                      100%

CAMBRIDGE TOOL & MFG. CO., INC.     Massachusetts                 100%

CAMEO FIBERS CORPORATION            Delaware                      100%

COLLIER-KEYWORTH, INC.              North Carolina                100%

CREST-FOAM CORP.                    New Jersey                    100%

CREST-HOOD FOAM COMPANY, INC.       Delaware                      100%

DRESHER, INC.                       Delaware                      100%

CULP-GADSDEN, INC.                  Alabama                       100%

CUMULUS FIBRES, INC.                North Carolina                100%

CUMULUS FIBRES OF FLORIDA, INC.     Delaware                      100%

GRIBETZ INTERNATIONAL, INC.         Delaware                      100%

HANES COMPANIES FOUNDATION          North Carolina                100%

HANES CNC SERVICES CO.              North Carolina                100%

HANES COMPANIES, INC.               North Carolina                100%

INTERNATIONAL STORAGE SYSTEMS
    CORPORATION                     Florida                       100%

IREDELL FIBER, INC.                 North Carolina                100%

JAPENAMELAC CORP.                   Massachusetts                 100%

L&P ACQUISITION COMPANY - 8         Delaware                      100%

L&P ACQUISITION COMPANY - 15        Delaware                      100%

L&P ACQUISITION COMPANY - 18        Delaware                      100%

L&P ACQUISITION COMPANY - 28        Missouri                      100%

L&P ACQUISITION COMPANY - 29        Delaware                      100%

L&P ACQUISITION COMPANY - 30        Delaware                      100%

L&P ACQUISITION COMPANY - 31        Delaware                      100%

L&P ACQUISITION COMPANY - 32        Delaware                      100%


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
L&P ACQUISITION COMPANY - 33                 Delaware        100%

L&P CENTRAL ASIA, INC.                       Delaware        100%

L&P FINANCIAL SERVICES CO.                   Delaware        100%

L&P INTERNATIONAL HOLDINGS COMPANY           Delaware        100%

L&P MEDICAL, INC.                            Missouri        100%

L&P MANUFACTURING, INC.                      Delaware        100%

L&P PARTNERS HOLDINGS, INC.                  Delaware        100%

L&P PROPERTY MANAGEMENT COMPANY              Delaware        100%

L&P TEXPRO, INC.                             Delaware        100%

L&P TRANSPORTATION CO.                       Delaware        100%

L&P WESTERN SPRING CO.                       Delaware        100%

LEGGETT AND PLATT INTERNATIONAL
      CORPORATION                            Missouri        100%

LEGGETT & PLATT ASIA MARKETING, INC.         Delaware        100%

LEGGETT & PLATT INTERNATIONAL
      DEVELOPMENT CO.                        Delaware        100%

LEGGETT & PLATT INTERNATIONAL
      SERVICE CORPORATION                    Delaware        100%

LEGGETT WIRE COMPANY                         Delaware        100%

MASTERBLEND, INC.                            Mississippi     100%

MATREX FURNITURE COMPONENTS, INC.            North Carolina  100%

MG LOAN COMPANY                              Delaware        100%

MILLER MANUFACTURING & LUMBER SALES, INC.    Kansas          100%

MISSISSIPPI SPRING CO., INC. (THE)           Mississippi     100%

OCONTO METAL FINISHING, INC.                 Delaware        100%

PACE INDUSTRIES AIRO DIE CAST, INC.          Pennsylvania    100%

PACE INDUSTRIES DIE CAST PRODUCTS, INC.      California      100%

PACE INDUSTRIES, INC.                        Arkansas        100%

PACE INDUSTRIES PUGET DIVISION, INC.         Arkansas        100%

PACIFIC FAIRMONT CORPORATION                 California      100%

PARTHENON CNC SERVICES CO.                   Delaware        100%

PHOENIX INTERNATIONAL LTD.                   Kentucky        100%

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
                                               Country
  Name of                                    or State of         Percentage of
Organization                                Incorporation       Voting Interest
------------                                ---------------     ---------------
PHOENIX METAL TECHNOLOGIES, LTD.            Kentucky                       100%

PREMIER INTERNATIONAL COMPONENTS, INC.      Florida                        100%

PORTER INTERNATIONAL, INC.                  Massachusetts                  100%

RODGERS WADE MANUFACTURING COMPANY          Texas                          100%

SOUTHEASTERN MANUFACTURING CO., INC.        Florida                        100%

SPUHL ANDERSON MACHINE COMPANY, INC.        Delaware                       100%

SPUHL INTERNATIONAL, INC.                   Delaware                       100%

SYNDICATE SYSTEMS, INC.                     Indiana                        100%

STEADLEY COMPANY                            Missouri                       100%

STEINER-LIFF TEXTILE PRODUCTS, CO.          Delaware                       100%

STYLELANDER METAL STAMPING, INC.            Mississippi                    100%

SYD-REN INDUSTRIES, INC.                    California                     100%

TALBOT INDUSTRIES, INC.                     Missouri                       100%

TARRANT INTERIORS, INC.                     Texas                          100%

WBSCO, INC.                                 New Mexico                     100%

WICHITA WIRE, INC.                          Kansas                         100%

----------------------------------------------------------------------------

ADMINISTRADORA SOAL S.A. DE C.V.            Mexico                          75%

BOIS AISE DE ROBERVAL INC.                  Canada                         100%

BOIS J.L.P. INC.                            Canada                         100%

CARREIRO S.A. DE C.V.                       Mexico                          75%

COMERCIALIZADORA SOAL S.A. DE C.V.          Mexico                          75%

FIBRAS ACOLCHABLES, SA DE CV                Mexico                          75%

FIDES S. R. L.                              Italy                          100%

GATEWAY HOLDINGS LIMITED                    England                        100%

GATEWAY (TEXTILES) LIMITED                  England                        100%

GOR-DON METAL PRODUCTS & SERVICES, INC.     Canada                         100%

INTER-SPRING LIMITED                        England                        100%

L AND P MEXICO, S.A. DE C.V.                Mexico                         100%

L&P AUTOMOTIVE EUROPE GMBH                  Germany                        100%

L&P EUROPE LIMITED                          England                        100%


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
                                                 Country
  Name of                                      or State of        Percentage of
Organization                                  Incorporation      Voting Interest
------------                                  ---------------    ---------------
L&P FAHRZEUG-UND MATRATZEN-
  KOMPONENTEN GESCHAFTSFUHRUNG
  GMBH                                        Germany                      100%

L&P NETHERLANDS HOLDINGS B.V.                 The Netherlands              100%

LEGGETT & PLATT ADMINISTRADORA, S.A. DE C.V.  Mexico                       100%

LEGGETT & PLATT (BARBADOS) LTD.               West Indies                  100%

LEGGETT & PLATT CANADA LTD.                   Canada                       100%

LEGGETT & PLATT DE GUADALAJARA, S.A.
  DE C.V.                                     Mexico                       100%

LEGGETT & PLATT DE MEXICALI, S.A. DE C.V.     Mexico                       100%

LEGGETT & PLATT DE MEXICO, S.A. DE C.V.       Mexico                       100%

LEGGETT & PLATT FOREIGN SALES CORPORATION     West Indies                  100%

LEGGETT & PLATT (GUANG ZHOU) CO. LTD.         People's Republic
                                                of China                   100%

LEGGETT & PLATT KOREA, LTD.                   South Korea                  100%

LEGGETT & PLATT (SHANGHAI) CO. LTD.           People's Republic
                                                of China                   100%

LEGGETT & PLATT (SOUTHEAST ASIA) PTE LTD      Singapore                    100%

LEGGETT & PLATT U.K. LIMITED                  United Kingdom               100%

LES BOIS BLANCHET INC./BLANCHET LUMBER INC.   Canada                       100%

LES INDUSTRIES LENROD LTEE/LENROD
  INDUSTRIES LTD.                             Canada                       100%

M F KNITTING CO. LIMITED                      England                      100%

MARSH, FERN & COMPANY LIMITED                 England                      100%

9038-8315 QUEBEC, INC.                        Canada                       100%

NORTHEASTERN COMPONENTS
  (INTERNATIONAL) LTD.                        England                      100%

NORTHFIELD METAL PRODUCTS (1994) LTD.         Canada                       100%

NO-SAG SPRING COMPANY, LIMITED                Canada                       100%

PACE INDUSTRIES DE MEXICO, S.A. DE C.V.       Mexico                       100%

PORTER INTERNATIONAL SALES, INC.              U. S. Virgin Islands         100%

PULLMAFLEX A.B.                               Sweden                       100%

PULLMAFLEX BENELUX N.V.                       Belgium                      100%

PULLMAFLEX ESPAYOLA S.A.                      Mexico                       100%

PULLMAFLEX INTERNATIONAL B.V.
  (NETHERLANDS)                               Holland                      100%

PULLMAFLEX INTERNATIONAL LIMITED              England                      100%

PULLMAFLEX U.K. LIMITED                       England                      100%

PURCHASE MARKETING, INC.                      Canada                       100%

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
                                                 Country
  Name of                                      or State of        Percentage of
Organization                                  Incorporation      Voting Interest
------------                                  ---------------    ---------------
S R HOLBOOK LIMITED                           England                      100%

SLOTEX INC.                                   Canada                       100%

SPANCO EXPORT, LTD.                           U.S. Virgin Islands          100%

SPUHL A.G.                                    Switzerland                  100%

SPUHL A.G. SUCURSAL REPUBLICA ARGENTINA       Argentina                    100%

SPUHL HOLDING A.G.                            Switzerland                  100%

WEBER PLASTICS CO. LTD.                       Canada                       100%

YOUNGFLEX A.G.                                Switzerland                  100%


          RELATED COMPANIES WHICH ARE NOT SUBSIDIARIES OF REGISTRANT

ADCOM WIRE, a Florida partnership,            Florida Partnership          100%
  d/b/a Adcom Wire Company
  (owned 50% by L&P Acquisition
  Company - 8 and 50% by Leggett
  Wire Company)

CARREIRO HOLDINGS S.A. DE C.V.                Mexico Joint Venture          75%

GLOBE SPRING AND CUSHION COMPANY,
  LIMITED                                     Canada Joint Venture          50%

L&P FAHRZEUG-UND MATRATZEN-
  KOMPONENTEN GMBH & CO. KG                   Germany Partnership          100%

LEGGETT PARTNERS, L.P.                        Texas Partnership            100%

PACE INDUSTRIES OF MEXICO, LLC                Delaware Joint Venture        51%

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